Helmsman

                                   Offered by

                     Charter National Life Insurance Company
                                   through the
                    Charter National Variable Annuity Account

                        Supplement Dated August 20, 1999
                                     to the
                          Prospectus Dated May 1, 1991

     On July 1, 1999 Allstate Life Insurance Company announced that it had purchased Charter National Life Insurance Company from Leucadia National Corporation. As a result of this transaction, we have made the following changes to your prospectus:

Replaced the second and third paragraphs on page 10 under the heading "Charter National Life Insurance Company" with:

          On July 1, 1999, Charter became a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate"), a stock life insurance company incorporated under the laws of Illinois. Charter was previously a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"). Allstate is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. The Allstate Corporation owns all of the outstanding capital stock of Allstate Insurance Company.

          CNL, Inc. ("CNL") is the principal underwriter of the Contracts. On September 2, 1998, Leucadia, then sole owner of all of the stock of CNL, sold all of its CNL stock to Allstate.

Added the following disclosure to page 11 before the section entitled "Scudder Variable Life Investment Fund":

                            Service Agreements with Allstate

          On September 2, 1998, Charter and Allstate entered into an administrative services agreement under which Allstate or an affiliate will administer the Contracts. Neither of these agreements will change the fact that Charter is primarily liable to you under your Contract. At this time, there have been no changes to the address or phone numbers that you are currently using.

Modified the third sentence in the first paragraph on page 30 under the heading "Distribution of the Contract" to read:

          CNL is a wholly owned subsidiary of Allstate and, therefore, is controlled by Allstate.

                                      * * *

                This Supplement must be read in conjunction with
                               the Prospectus for
         the Charter National Variable Annuity Account dated May 1, 1991